SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2009

Delta Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52001	91-2102350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 144 4th Ave S.W., Calgary, Alberta, Canada T2P 3N4
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  866-355-3644

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

On February 9, 2009, Delta Oil & Gas, Inc. (the “Company”) commenced its tender offer to acquire all of the outstanding shares of The Stallion Group, a Nevada corporation (“Stallion”).  On March 16, 2009, Delta issued a press release announcing that it had extended the expiration date of the tender offer until 5:00 p.m., Eastern time on Wednesday March 25, 2009. The tender offer previously was scheduled to expire at 5:00 p.m., Eastern time, on Tuesday, March 17, 2009.  Approximately 5,991,239 shares of Stallion Common Stock had been tendered as of the close of business on March 13, 2009.  Shares of Stallion Common Stock tendered in the offer may be withdrawn by or on behalf of the depositing shareholder at any time during the period that the tender offer remains open.

On March 16, 2009, Delta also announced a reduction in the minimum tender condition.  The tender offer is now conditioned upon, among other things, that there shall have been properly deposited and not withdrawn that number of Stallion common shares that constitutes at least 50% of the Stallion common shares issued and outstanding on a fully-diluted basis on the date the shares are accepted for purchase, a reduction from the previous condition that at least 80% of the Stallion common shares issued and outstanding on a fully-diluted basis be validly tendered and not validly withdrawn in the tender offer prior to the expiration date.

All other terms and conditions of the tender offer remain in full force and effect.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01       Other Events.

Please refer to the information disclosed under Item 7.01 above.

Item 9.01        Financial Statements and Exhibits

d)            Exhibits.  The following exhibits are furnished with this report:

99.1         Press release dated March 16, 2009.

Cautionary Statements.

Certain statements contained herein or in the exhibits furnished with this report made by or on behalf of the Company may contain forward-looking statements. Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Factors that could cause actual results to differ materially include, among others, drilling results, commodity prices, industry conditions, the availability of drill rigs and other support services, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the Securities and Exchange Commission.  Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delta Oil & Gas, Inc.

/s/  Douglas N. Bolen
Douglas N. Bolen
Chief Executive Officer and Director

Date:         March 16, 2009

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press release dated March 16, 2009.